[Logo] M F S(R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)





MFS(R) UNION STANDARD(R)
EQUITY FUND
ANNUAL REPORT o SEPTEMBER 30, 1998




                               [Graphic Omitted]

TABLE OF CONTENTS

Letter from the Chairman ..................................................   1
Management Review and Outlook .............................................   4
Performance Summary .......................................................   8
Portfolio of Investments ..................................................  12
Financial Statements ......................................................  15
Notes to Financial Statements .............................................  22
Independent Auditors' Report ..............................................  27
Trustees and Officers .....................................................  29

--------------------------------------------------------------------------------
   HIGHLIGHTS
--------------------------------------------------------------------------------

   o FOR THE 12 MONTHS ENDED SEPTEMBER 30, 1998, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 13.31%, CLASS B SHARES 12.65%, CLASS C SHARES 12.70%, AND CLASS I SHARES 13.74%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.)

   o PERFORMANCE BENEFITED FROM THE PORTFOLIO'S DEFENSIVE POSITIONING, BASED ON OUR EXPECTATIONS OF SLOWER ECONOMIC GROWTH.

   o THIS DEFENSIVE POSITIONING INCLUDED UNDERWEIGHTING BASIC MATERIALS, INDUSTRIAL GOODS, AND AUTOMOBILE COMPANIES AND OVERWEIGHTING THE CONSUMER STAPLES, HEALTH CARE, AND UTILITIES AND COMMUNICATIONS SECTORS.

   o WE LOOK FOR COMPANIES THAT WE THINK CAN GENERATE DOUBLE-DIGIT EARNINGS GROWTH IN A DIFFICULT ECONOMIC ENVIRONMENT. THE MARKET'S RECENT VOLATILITY HAS GIVEN US AN OPPORTUNITY TO BUY THESE COMPANIES AT ATTRACTIVE VALUATIONS.

------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE              NO BANK GUARANTEE
------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
In the coming year, MFS will celebrate its 75th anniversary. In 1924, our Massachusetts Investors Trust, the nation's first mutual fund, opened to the public and helped launch a revolution in investing that continues today. In the 75 years since, MFS has grown with its investors not only through bear markets, economic and political turmoil, wars, and oil shortages, but also through long periods of growth and prosperity. We are very proud of our record of investment management and service to shareholders throughout our history.

One of the best ways for us to serve our shareholders is to help them understand some of the reasons behind developments in the investment markets and, when necessary, to take a more cautious outlook. This is particularly important during periods of market volatility such as we are experiencing this year, when equity prices do not follow a straight course. In light of this volatility, it is clear that equity valuations have risen to a point at which stock prices have become vulnerable to changes in the investment environment such as a slowing economy, earnings disappointments, and global economic and political turmoil. While we continue to hold a favorable long-term outlook for the equity markets, we also believe that the recent market correction was overdue but was also a healthy near-term event that should rid the financial system of excesses that have developed.

Currently, equity investors seem to be focused on the slowdown in corporate earnings and, more recently, on the continuing uncertainty overseas, particularly in Russia and some of the emerging markets. In the second quarter, for example, average earnings growth for companies in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, was about 3%, well below what people were expecting a year ago. As a result of this and continuing concerns about Asia and emerging markets, the stock markets pulled back from the record-high levels set in mid-July. Although the U.S. stock market has responded positively to reductions in interest rates by the Federal Reserve Board, the market's retreat helped correct some -- but not all -- of the overvaluations that had been building for some time. Prior to July, equity prices had been rising without a corresponding increase in corporate earnings. As a result, price-to-earnings (P/E) ratios, or the amount investors paid for stocks in relation to companies' earnings per share, also went up. If this year's downturn helps create more reasonable valuations, we believe it could provide a sounder long-term foundation for the equity markets. On another positive note, interest rates have begun to decline as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs.

Internationally, the economic turmoil in Asia continues to be a concern to us, while Russia is facing political and economic uncertainty and Latin American economies are feeling substantial pressure. We believe the United States has yet to see the full impact of this crisis. There have been brief periods of improvement in a few countries and countries such as Japan and Brazil have taken positive steps toward economic reform but, for the most part, most of these economies are still very weak. At the same time, the Asian turmoil has had the beneficial effect of moderating U.S. growth and keeping inflation in check, which has helped establish a favorable interest-rate environment.

Countering the situation in Asia has been the growing strength of European economies, although European equity markets have also seen some volatility this year. But as these countries move toward economic union, they are benefiting from a convergence of interest rates to lower levels, a rapid expansion of manufacturing and service businesses, and an increasingly strong consumer sector. This has helped American exporters offset some of their Asian losses while providing investment opportunities in developed and emerging European markets.

Given the uncertainty arising from these conflicting developments, we believe that it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bond and international investments as well as on the U.S. stock market. At MFS, we also believe our decades-long commitment to original, company-by-company research gives us an advantage by helping us find companies that we think can keep growing or gain market share during periods of turmoil. To help fulfill this commitment and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts, who thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

We also use active portfolio management on the fixed-income side, using our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

As we have for 75 years, we will continue to apply this discipline of thorough, bottom-up research to both the equity and fixed-income markets because we believe it offers the best potential for providing favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

October 14, 1998

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Mitchell D. Dynan]
     Mitchell D. Dynan

For the 12 months ended September 30, 1998, Class A shares of the Fund provided a total return of 13.31%, Class B shares 12.65%, Class C shares 12.70%, and Class I shares 13.74%. These returns include the reinvestment of distributions but exclude the effects of any sales charges and compare to a 9.05% return for the S&P 500. Prior to October 8, 1998, MFS retained American Capital Strategies Ltd. (ACS) to identify companies in which the Fund might invest based on certain labor-sensitive criteria and to maintain the Labor Sensitivity Index (LSI), a common stock index owned by ACS comprised of these companies. This relationship terminated on October 8, and the Fund has discontinued use of the LSI as a benchmark. MFS has retained Teresa Ghilarducci, Director of the Higgins Labor Research Center of the University of Notre Dame Department of Economics, and Patrick Mason, a professor of economics at the University of Notre Dame, to screen companies for the Fund based on certain labor-sensitive criteria. Professors Ghilarducci and Mason will provide a list of screened companies to be considered for investment by MFS for the Fund and will update this list from time to time.

Q. IN SPITE OF THE MARKET TURMOIL, THE FUND HAS PERFORMED FAIRLY WELL. HOW HAVE YOU ACHIEVED THIS?

A. It's mainly the result of our being defensively positioned all year. We made that move based on our expectations of slower economic growth. Now, the market is reflecting that slowdown. When the market corrected in July and August, the Fund picked up a lot of performance compared to the S&P
   500. For the quarter ended September 30, the Fund was down only 5.6%, compared to a 9.9% decline for the S&P 500.

Q. WHAT STEPS DID YOU TAKE TO BECOME MORE DEFENSIVE?

A. We started by underweighting basic materials, industrial goods, and automobile companies and overweighting the consumer staples, health care, and utilities and communications sectors. Also, relative to the S&P 500, the Fund was underweighted in financial services. It was overweighted in retail, with all the holdings in supermarkets and drug stores, and those stocks have performed relatively well.

Q. CAN YOU GIVE US SOME EXAMPLES?

A. We have added to positions in selected consumer staples and food companies such as Hershey's, Interstate Baking, and Philip Morris. We have also added to the Fund's telephone holdings, including Alltel, and increased our positions in some of the regional Bell operating companies, such as Bell Atlantic. In basic materials, we sold B.F. Goodrich and Air Products and Chemicals. We added to positions in some aerospace and defense companies such as General Dynamics and Raytheon. These are inexpensive stocks, and we think they should be able to meet earnings expectations of double-digit growth.

Q. WHAT DO YOU LOOK FOR IN A COMPANY YOU'RE CONSIDERING FOR THE FUND?

A. We try to buy high-quality companies that are well positioned in good businesses. We're particularly interested in companies that can generate double-digit earnings growth in the anticipated difficult economic environment. There are still plenty of those companies available, and the volatility of the market gives us an opportunity to buy them at attractive valuations.

Q. AFTER CONSUMER STAPLES, THE NEXT LARGEST SECTOR IS UTILITIES AND COMMUNICATIONS. WHAT COMPANIES DO YOU LIKE HERE?

A. Apart from the telephone companies, utility holdings include CMS, Pinnacle West, Unicom, FPL, and NIPSCO. The electrics make up about 6% of assets, while the telephone holdings make up about 9 1/2%.

Q. ANOTHER LARGE SECTOR IS HEALTH CARE.

A. There are only five large pharmaceutical companies that fit the Fund's labor-friendly criteria, and we own them all. They are American Home Products, Bristol-Myers Squibb, Merck, Schering Plough, and Johnson & Johnson. We think they all should be able to generate double-digit earnings growth for the balance of 1998 and throughout 1999. They're all in good financial shape, and most of them have decent product portfolios in the pipeline.

Q. LATE LAST YEAR, THE FUND'S CRITERIA WERE EXPANDED TO INCLUDE FINANCIAL SERVICES AND TECHNOLOGY. HOW HAS THIS AFFECTED PERFORMANCE?

A. The impact of this move, which was intended to give us more investment flexibility, has been mixed. In technology, Microsoft and BMC did very well during the past year, whereas Computer Associates did not. We didn't use our flexibility to go into technology very aggressively because we wanted to maintain the conservative nature of the Fund. In financial services, we bought a number of banks and insurance companies, and the results were mixed there also. A number of these companies did not outperform the S&P 500, while others, like Hartford Financial, Lincoln Financial, and Federal Home Loan Mortgage Corp., did reasonably well.

Q. LOOKING AHEAD, WHAT KIND OF MARKET OR ECONOMIC ENVIRONMENT DO YOU ANTICIPATE, AND HOW IS THIS OUTLOOK REFLECTED IN THE FUND'S PORTFOLIO?

A. We think it's becoming more evident that the global economy is slowing. We expect this trend to continue in 1999. It looks like our initial assumptions are panning out. We think the stock market will continue to be very volatile because of all the uncertainty out there and, given this, we believe the defensive positioning of the Fund is appropriate.

   /s/ Mitchell D. Dynan

       Mitchell D. Dynan
       Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

MITCHELL D. DYNAN IS A VICE PRESIDENT -- INVESTMENTS OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) UNION STANDARD(R) EQUITY FUND. HE ALSO IS A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM OF MASSACHUSETTS INVESTORS TRUST, AMERICA'S OLDEST MUTUAL FUND, AS WELL AS MFS(R) MERIDIAN(SM) U.S. EQUITY FUND, MFS(R) AMERICAN(SM) U.S. EQUITY FUND AND THE CONSERVATIVE GROWTH SERIES OFFERED THROUGH MFS/SUN LIFE ANNUITY PRODUCTS.

HE JOINED MFS IN 1986 AS A MEMBER OF THE RESEARCH DEPARTMENT AND WAS NAMED AN ASSISTANT VICE PRESIDENT -- INVESTMENTS IN 1987, A VICE PRESIDENT -- INVESTMENTS IN 1988, AND A PORTFOLIO MANAGER OF MASSACHUSETTS INVESTORS TRUST IN 1995.

FROM 1983 TO 1986 MR. DYNAN WORKED AS A SECURITIES ANALYST ON WALL STREET. HE STARTED HIS CAREER AS A BANK LENDING OFFICER IN 1979. A GRADUATE OF TUFTS UNIVERSITY, HE IS A MEMBER OF THE BOSTON SOCIETY OF SECURITY ANALYSTS FEDERATION AND IS A CHARTERED FINANCIAL ANALYST.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:                     SEEKS LONG-TERM GROWTH OF CAPITAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS:         JANUARY 14, 1994

CLASS INCEPTION:               CLASS A  AUGUST 7, 1997
                               CLASS B  AUGUST 11, 1997
                               CLASS C  AUGUST 11, 1997
                               CLASS I  JANUARY 14, 1994

SIZE:                          $90.8 MILLION NET ASSETS AS OF SEPTEMBER 30, 1998


PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be less than the line shown, based on differences in sales charges and Rule 12b-1 fees paid by shareholders investing in different classes. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from February 1, 1994, through September 30, 1998)

                   MFS Union            S&P 500           Consumer
                Standard Equity        Composite         Price Index
                Fund - Class I          Index               - U.S.
        ------------------------------------------------------------
        2/94       $10,000             $10,000            $10,000
        9/95        11,973              12,716             10,479
        9/96        14,483              15,301             10,793
        9/97        19,192              21,490             11,026
        9/98        21,829              23,434             11,190

AVERAGE ANNUAL TOTAL RETURNS THROUGH SEPTEMBER 30, 1998

CLASS A
                                          1 Year       3 Years   10 Years/Life*
--------------------------------------------------------------------------------
Average Annual Total Return              +13.31%       +21.93%          +17.89%
--------------------------------------------------------------------------------
SEC Results                              + 6.79%       +19.55%          +16.41%
--------------------------------------------------------------------------------

CLASS B
                                          1 Year       3 Years   10 Years/Life*
--------------------------------------------------------------------------------
Average Annual Total Return              +12.65%       +21.77%          +17.79%
--------------------------------------------------------------------------------
SEC Results                              + 8.65%       +21.09%          +17.56%
--------------------------------------------------------------------------------

CLASS C
                                          1 Year       3 Years   10 Years/Life*
--------------------------------------------------------------------------------
Average Annual Total Return              +12.70%       +21.79%          +17.80%
--------------------------------------------------------------------------------
SEC Results                              +11.70%       +21.79%          +17.80%
--------------------------------------------------------------------------------

CLASS I
                                          1 Year       3 Years   10 Years/Life*
--------------------------------------------------------------------------------
Average Annual Total Return              +13.74%       +22.16%          +18.03%
--------------------------------------------------------------------------------

COMPARATIVE INDICES**

                                          1 Year       3 Years    10 Years/Life
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index+   + 9.05%       +22.60%          +20.04%
--------------------------------------------------------------------------------
Consumer Price Index+#                   + 1.49%       + 2.21%          + 2.44%
--------------------------------------------------------------------------------

 * For the period from the commencement of the Fund's investment operations, January 14, 1994, through September 30, 1998.
** Because the contract between MFS and American Capital Strategies, Ltd., (ACS) is no longer in effect, the Fund has discontinued use of the ACS Labor Sensitivity Index as a benchmark.
 + Source: CDA/Wiesenberger. "Life" refers to the period from February 1, 1994, through September 30, 1998.
 # The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, along with B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I"), have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

A, B, and C results include the performance and the operating expenses of I for periods prior to the inception of A, B, and C. Because operating expenses of I are lower than those of A, B, and C, A, B, and C performance generally would have been lower than I performance. The I performance included within the A SEC performance has been adjusted to reflect the maximum initial sales charge generally applicable to A. The I performance included within the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.
All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF SEPTEMBER 30, 1998

FIVE LARGEST STOCK SECTORS

                   Consumer Staples                        19.7%
                   Utilities & Communications              16.8%
                   Health Care                             12.7%
                   Financial Services                      11.2%
                   Industrial Goods & Services             10.0%

TOP 10 STOCK HOLDINGS

PHILIP MORRIS COS., INC.  4.3%                 JOHNSON & JOHNSON CO.  2.9%
Tobacco, food, and beverage conglomerate       Health care and pharmaceutical
                                               products company

EXXON CORP.  4.2%                              BRISTOL-MYERS SQUIBB CO.  2.8%
International oil and gas company              Pharmaceutical products company

GENERAL ELECTRIC CO.  3.7%                     TYCO INTERNATIONAL LTD.  2.7%
Diversified manufacturing and financial        Security systems, packaging, and
services conglomerate                          electronic equipment conglomerate

MERCK & CO., INC.  3.5%                        KROGER CO.  2.7%
Pharmaceutical products company                Supermarket company

SAFEWAY, INC.  2.9%                            BELLSOUTH CORP.  2.6%
Grocery store chain                            Regional telecommunications
                                               company

Portfolio information is as of September 30, 1998. The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- September 30, 1998

Stocks - 97.1%
-------------------------------------------------------------------------------
ISSUER                                                  SHARES            VALUE
-------------------------------------------------------------------------------
Aerospace - 4.0%
  General Dynamics Corp.                                32,780     $  1,645,146
  Lockheed-Martin Corp.                                  9,600          967,800
  Raytheon Co., "A"                                     20,000        1,036,250
                                                                   ------------
                                                                   $  3,649,196
-------------------------------------------------------------------------------
Banks and Credit Companies - 2.3%
  National City Corp.                                   13,300     $    876,969
  US Bancorp                                            16,900          601,006
  Washington Mutual, Inc.                               17,850          602,438
                                                                   ------------
                                                                   $  2,080,413
-------------------------------------------------------------------------------
Business Services - 1.3%
  DST Systems, Inc.*                                    22,100     $  1,165,775
-------------------------------------------------------------------------------
Chemicals - 1.2%
  Air Products & Chemicals, Inc.                        12,640     $    376,040
  E. I. du Pont de Nemours & Co.                        13,400          752,075
                                                                   ------------
                                                                   $  1,128,115
-------------------------------------------------------------------------------
Computer Software - Personal Computers - 1.4%
  Microsoft Corp.*                                      11,800     $  1,298,738
-------------------------------------------------------------------------------
Computer Software - Systems - 1.8%
  BMC Software, Inc.*                                   15,800     $    948,988
  Computer Associates International, Inc.               17,300          640,100
                                                                   ------------
                                                                   $  1,589,088
-------------------------------------------------------------------------------
Construction Services - 2.1%
  Martin Marietta Materials, Inc.                       44,479     $  1,920,937
-------------------------------------------------------------------------------
Consumer Goods and Services - 12.5%
  Clorox Co.                                            11,870     $    979,275
  Colgate-Palmolive Co.                                 14,530          995,305
  Dial Corp.                                            77,100        1,590,187
  Kimberly-Clark Corp.                                  16,240          657,720
  Philip Morris Cos., Inc.                              82,250        3,788,641
  Revlon, Inc., "A"*                                    30,200          960,738
  Tyco International Ltd.                               43,120        2,382,380
                                                                   ------------
                                                                   $ 11,354,246
-------------------------------------------------------------------------------
Electrical Equipment - 3.6%
  General Electric Co.                                  40,740     $  3,241,376
-------------------------------------------------------------------------------
Entertainment - 0.7%
  CBS Corp.                                             13,200     $    320,100
  Disney (Walt) Co.                                     12,300          311,344
                                                                   ------------
                                                                   $    631,444
-------------------------------------------------------------------------------
Financial Institutions - 2.1%
  Associates First Capital Corp., "A"                   14,200     $    926,550
  Federal Home Loan Mortgage Corp.                      20,700        1,023,356
                                                                   ------------
                                                                   $  1,949,906
-------------------------------------------------------------------------------
Food and Beverage Products - 9.3%
  Bestfoods Co.                                         17,000     $    823,437
  Campbell Soup Co.                                     14,720          738,760
  Coca-Cola Co.                                         15,550          896,069
  Heinz (H.J.) Co.                                      15,740          804,708
  Hershey Foods Corp.                                   23,580        1,613,756
  Interstate Bakeries Corp.                             61,900        1,918,900
  PepsiCo., Inc.                                        22,620          665,876
  Ralston-Ralston Purina Co.                            32,940          963,495
                                                                   ------------
                                                                   $  8,425,001
-------------------------------------------------------------------------------
Insurance - 6.4%
  Allstate Corp.                                        28,800     $  1,200,600
  Chubb Corp.                                           11,700          737,100
  Hartford Financial Services Group, Inc.               22,600        1,072,087
  Lincoln National Corp.                                12,400        1,019,900
  MBIA, Inc.                                            16,400          880,475
  Torchmark Corp.                                       25,000          898,438
                                                                   ------------
                                                                   $  5,808,600
-------------------------------------------------------------------------------
Medical and Health Products - 12.4%
  American Home Products Corp.                          37,320     $  1,954,635
  Bristol-Myers Squibb Co.                              23,690        2,460,799
  Johnson & Johnson Co.                                 32,160        2,516,520
  Merck & Co., Inc.                                     23,820        3,086,178
  Schering Plough Corp.                                 11,600        1,201,325
                                                                   ------------
                                                                   $ 11,219,457
-------------------------------------------------------------------------------
Oils - 9.4%
  Chevron Corp.                                         19,860     $  1,669,481
  Exxon Corp.                                           52,880        3,711,515
  Mobil Corp.                                           25,060        1,902,994
  Texaco, Inc.                                          19,740        1,237,451
                                                                   ------------
                                                                   $  8,521,441
-------------------------------------------------------------------------------
Printing and Publishing - 0.9%
  Gannett Co., Inc.                                     14,700     $    787,369
-------------------------------------------------------------------------------
Railroads - 1.0%
  Burlington Northern Santa Fe Railway Co.              27,270     $    872,640
-------------------------------------------------------------------------------
Restaurants and Lodging - 0.3%
  Cendant Corp.*                                        22,066     $    256,517
-------------------------------------------------------------------------------
Stores - 2.8%
  CVS Corp.                                             26,800     $  1,174,175
  Rite Aid Corp.                                        38,080        1,351,840
                                                                   ------------
                                                                   $  2,526,015
-------------------------------------------------------------------------------
Supermarkets - 5.4%
  Kroger Co.*                                           47,240     $  2,362,000
  Safeway, Inc.*                                        54,920        2,546,915
                                                                   ------------
                                                                   $  4,908,915
-------------------------------------------------------------------------------
Telecommunications - 2.3%
  Alltel Corp.                                          22,900     $  1,084,887
  Sprint Corp.                                          14,370        1,034,640
                                                                   ------------
                                                                   $  2,119,527
-------------------------------------------------------------------------------
Utilities - Electric - 6.0%
  CMS Energy Corp.                                      26,350     $  1,147,872
  FPL Group, Inc.                                       14,770        1,029,284
  Nipsco Industries, Inc.                               31,500        1,035,563
  Pinnacle West Capital Corp.                           27,430        1,229,207
  Unicom Corp.                                          27,600        1,031,550
                                                                   ------------
                                                                   $  5,473,476
-------------------------------------------------------------------------------
Utilities - Gas - 1.3%
  Columbia Energy Group, Inc.                           20,070     $  1,176,604
-------------------------------------------------------------------------------
Utilities - Telephone - 6.6%
  Bell Atlantic Corp.                                   35,100     $  1,700,156
  BellSouth Corp.                                       29,900        2,249,975
  SBC Communications, Inc.                              46,608        2,071,143
                                                                   ------------
                                                                   $  6,021,274
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $67,358,847)                        $ 88,126,070
-------------------------------------------------------------------------------

Short-Term Obligations - 0.7%
-------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                 (000 OMITTED)
-------------------------------------------------------------------------------
  Federal Home Loan Bank, due 10/01/98,
    at Amortized Cost                                     $665     $    665,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $68,023,847)                   $ 88,791,070

Other Assets, Less Liabilities - 2.2%                                 2,003,140
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $ 90,794,210
-------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
-------------------------------------------------------------------------------
SEPTEMBER 30, 1998
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $68,023,847)              $ 88,791,070
  Cash                                                                     3,666
  Receivable for investments sold                                      1,770,020
  Receivable for Fund shares sold                                        122,552
  Dividends receivable                                                   138,117
  Deferred organization expenses                                           1,619
  Other assets                                                               507
                                                                    ------------
      Total assets                                                  $ 90,827,551
                                                                    ------------
Liabilities:
  Payable for investments purchased                                 $     28,911
  Payable for Fund shares reacquired                                         217
  Payable to affiliates -
    Management fee                                                         1,651
    Distribution and service fee                                             203
  Accrued expenses and other liabilities                                   2,359
                                                                    ------------
      Total liabilities                                             $     33,341
                                                                    ------------
Net assets                                                          $ 90,794,210
                                                                    ============
Net assets consist of:
  Paid-in capital                                                   $ 62,904,506
  Unrealized appreciation on investments                              20,767,223
  Accumulated undistributed net realized gain on investments           6,547,733
  Accumulated undistributed net investment income                        574,748
                                                                    ------------
      Total                                                         $ 90,794,210
                                                                    ============
Shares of beneficial interest outstanding                            5,359,823
                                                                     =========
Class A shares:
  Net asset value per share
    (net assets of $10,914,911 / 647,621 shares of
     beneficial interest outstanding)                                 $16.85
                                                                      ======
  Offering price per share (100 / 94.25)                              $17.88
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $2,404,820 / 143,028 shares of beneficial
     interest outstanding)                                            $16.81
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $1,066,755 / 63,499 shares of beneficial
     interest outstanding)                                            $16.80
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $76,407,724 / 4,505,675 of beneficial
     interest outstanding)                                            $16.96
                                                                      ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30, 1998
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                        $1,396,671
    Interest                                                            149,414
                                                                     ----------
      Total investment income                                        $1,546,085
                                                                     ----------
  Expenses -
    Management fee                                                   $  556,406
    Trustees' compensation                                                5,000
    Shareholder servicing agent fee                                     101,292
    Distribution and service fee (Class A)                               22,819
    Distribution and service fee (Class B)                               16,835
    Distribution and service fee (Class C)                                6,177
    Administrative fee                                                   12,180
    Custodian fee                                                        30,179
    Printing                                                             33,419
    Postage                                                                 972
    Auditing fees                                                        13,154
    Legal fees                                                            3,211
    Amortization of organization expenses                                 4,949
    Miscellaneous                                                        68,336
                                                                     ----------
      Total expenses                                                 $  874,929
    Reduction of expenses by investment adviser                         (93,181)
    Fees paid indirectly                                                 (8,309)
                                                                     ----------
      Net expenses                                                   $  773,439
                                                                     ----------
        Net investment income                                        $  772,646
                                                                     ----------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) on investment transactions   $7,335,113
  Change in unrealized appreciation on investments                    1,856,998
                                                                     ----------
        Net realized and unrealized gain on investments              $9,192,111
                                                                     ----------
          Increase in net assets from operations                     $9,964,757
                                                                     ==========
See notes to financial statements

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                                  1998                      1997
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                            $   772,646               $   665,634
  Net realized gain on investments                                   7,335,113                 5,385,099
  Net unealized gain on investments                                  1,856,998                10,238,878
                                                                   -----------               -----------
    Increase in net assets from operations                         $ 9,964,757               $16,289,611
                                                                   -----------               -----------
Distributions declared to shareholders -
  From net investment income (Class A)                             $   (29,580)              $      --
  From net investment income (Class B)                                 (11,127)                     --
  From net investment income (Class C)                                  (4,445)                     --
  From net investment income (Class I)                                (760,399)                 (679,585)
  From net realized gain on investments (Class A)                     (225,065)                     --
  From net realized gain on investments (Class B)                      (97,691)                     --
  From net realized gain on investments (Class C)                      (35,466)                     --
  From net realized gain on investments (Class I)                   (5,806,765)               (5,134,200)
                                                                   -----------               -----------
    Total distributions declared to shareholders                   $(6,970,538)              $(5,813,785)
                                                                   -----------               -----------
Net increase in net assets from Fund share transactions            $18,716,448               $ 9,289,953
                                                                   -----------               -----------
      Total increase in net assets                                 $21,710,667               $19,765,779
Net assets:
  At beginning of period                                            69,083,543                49,317,764
                                                                   -----------               -----------
At end of period (including accumulated undistributed net
  investment income of $574,748 and $496,238, respectively)        $90,794,210               $69,083,543
                                                                   ===========               ===========

See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------------------------
                                                              YEAR ENDED            PERIOD ENDED
                                                           SEPTEMBER 30,           SEPTEMBER 30,
                                                                    1998                   1997*
------------------------------------------------------------------------------------------------
                                                                 CLASS A
------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $16.40                  $16.13
                                                                  ------                  ------
Income from investment operations# -
  Net investment income(S)                                        $ 0.10                  $ 0.03
  Net realized and unrealized gain on investments                   1.92                    0.24
                                                                  ------                  ------
    Total from investment operations                              $ 2.02                  $ 0.27
                                                                  ------                  ------
Less distributions declared to shareholders -
  From net investment income                                      $(0.18)                 $ --
  From net realized gain on investments                            (1.39)                   --
                                                                  ------                  ------
    Total distributions declared to shareholders                  $(1.57)                 $ --
                                                                  ------                  ------
Net asset value - end of period                                   $16.85                  $16.40
                                                                  ======                  ======
Total return(+)                                                   13.31%                   1.67%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                         1.20%                   1.20%+
  Net investment income                                            0.57%                   0.86%+
Portfolio turnover                                                   43%                     49%
Net assets at end of period (000 omitted)                        $10,915                    $536

  * For the period from the inception of Class A, August 7, 1997, through September 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.20% of the Fund's average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

      Net investment income                                       $ 0.08                  $ 0.03
      Ratios (to average net assets):
        Expenses##                                                 1.32%                   1.34%+
        Net investment income                                      0.45%                   0.72%+

See notes to financial statements

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED            PERIOD ENDED
                                                           SEPTEMBER 30,           SEPTEMBER 30,
                                                                    1998                  1997**
---------------------------------------------------------------------------------------------------------
                                                                 CLASS B
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $16.43                  $16.24
                                                                  ------                  ------
Income from investment operations# -
  Net investment loss(S)                                          $(0.01)                 $(0.01)
  Net realized and unrealized gain on investments                   1.94                    0.20
                                                                  ------                  ------
    Total from investment operations                              $ 1.93                  $ 0.19
                                                                  ------                  ------
Less distributions declared to shareholders -
  From net investment income                                      $(0.16)                 $ --
  From net realized gain on investments                            (1.39)                   --
                                                                  ------                  ------
    Total distributions declared to shareholders                  $(1.55)                 $ --
                                                                  ------                  ------
Net asset value - end of period                                   $16.81                  $16.43
                                                                  ======                  ======
Total return                                                      12.65%                   1.17%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                         1.85%                   1.85%+
  Net investment income (loss)                                   (0.05)%                 (0.37)%+
Portfolio turnover                                                   43%                     49%
Net assets at end of period (000 omitted)                         $2,405                     $17

 ** For the period from the inception of Class B, August 11, 1997, through September 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.20% of the Fund's average daily net assets. To the extent actual expenses were over/under this limitation, the net investment loss per share and the ratios would have been:

      Net investment loss                                         $(0.03)                 $(0.01)
      Ratios (to average net assets):
        Expenses##                                                 1.97%                   1.99%+
        Net investment loss                                      (0.17)%                 (0.52)%+

See notes to financial statements

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED            PERIOD ENDED
                                                           SEPTEMBER 30,           SEPTEMBER 30,
                                                                    1998                 1997***
---------------------------------------------------------------------------------------------------------
                                                                 CLASS C
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $16.43                  $16.24
                                                                  ------                  ------
Income from investment operations# -
  Net investment income (loss)(S)                                 $(0.02)                 $ 0.01
  Net realized and unrealized gain on investments                   1.95                    0.18
                                                                  ------                  ------
    Total from investment operations                              $ 1.93                  $ 0.19
                                                                  ------                  ------
Less distributions declared to shareholders -
  From net investment income                                      $(0.17)                 $ --
  From net realized gain on investments                            (1.39)                   --
                                                                  ------                  ------
    Total distributions declared to shareholders                  $(1.56)                 $ --
                                                                  ------                  ------
Net asset value - end of period                                   $16.80                  $16.43
                                                                  ======                  ======
Total return                                                      12.70%                   1.17%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                         1.85%                   1.85%+
  Net investment income (loss)                                   (0.10)%                   0.63%+
Portfolio turnover                                                   43%                     49%
Net assets at end of period (000 omitted)                         $1,067                      $4

*** For the period from the inception of Class C, August 11, 1997, through September 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.20% of the Fund's average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income (loss) per share and the ratios would have been:

      Net investment income (loss)                                $(0.04)                 $ 0.01
      Ratios (to average net assets):
        Expenses##                                                 1.97%                   1.99%+
        Net investment income (loss)                             (0.22)%                   0.49%+

See notes to financial statements

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED SEPTEMBER 30,                           PERIOD ENDED
                                               -------------------------------------------------------         SEPTEMBER 30,
                                                  1998            1997            1996            1995              1994****
----------------------------------------------------------------------------------------------------------------------------
                                               CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period           $16.43          $13.85          $11.85          $ 9.64                $10.00
                                                ------          ------          ------          ------                ------
Income from investment operations# -
  Net investment income(S)                      $ 0.16          $ 0.17          $ 0.18          $ 0.17                $ 0.12
  Net realized and unrealized gain (loss)
    on investments                                1.94            4.01            2.25            2.14                 (0.48)
                                                ------          ------          ------          ------                ------
    Total from investment operations            $ 2.10          $ 4.18          $ 2.43          $ 2.31                $(0.36)
                                                ------          ------          ------          ------                ------
Less distributions declared to shareholders -
  From net investment income                    $(0.18)         $(0.19)         $(0.15)         $(0.10)               $ --
  From net realized gain on investments          (1.39)          (1.41)          (0.28)           --                    --
                                                ------          ------          ------          ------                ------
    Total distributions declared to
      shareholders                              $(1.57)         $(1.60)         $(0.43)         $(0.10)               $ --
                                                ------          ------          ------          ------                ------
Net asset value - end of period                 $16.96          $16.43          $13.85          $11.85                $ 9.64
                                                ======          ======          ======          ======                ======
Total return                                    13.74%          32.51%          20.96%          24.21%               (3.60)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                       0.85%           0.97%           1.00%           1.00%                 1.00%+
  Net investment income                          0.95%           1.12%           1.36%           1.58%                 1.55%+
Portfolio turnover                                 43%             49%             81%            125%                   48%
Net assets at end of period (000 omitted)      $76,408         $68,527         $49,318         $35,842               $22,184

**** For the period from the commencement of the Fund's investment operations, January 14, 1994, through September 30, 1994.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 (S) Effective February 1, 1997, subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.20% of Fund's average daily net assets. Prior to February 1, 1997, the investment adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.00% of the Fund's average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

       Net investment income                     $ 0.14          $ 0.15          $ 0.18          $ 0.16                $ 0.07
       Ratios (to average net assets):
         Expenses##                               0.97%           1.11%           1.03%           1.12%                 1.64%+
         Net investment income                    0.83%           0.98%           1.33%           1.49%                 0.91%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Union Standard Equity Fund (the Fund) is a diversified series of MFS Series Trust XI (formerly MFS Union Standard Trust) (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended September 30, 1998, $111,415 and $2,541 were reclassified to accumulated undistributed net investment income and paid-in-capital, respectively, from accumulated net realized gain on investments due to differences between book and tax accounting.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of average daily net assets. The Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's expenses, exclusive of management, distribution, and service fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.20% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At September 30, 1998, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $265,782.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive renumeration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $8,185 for the year ended September 30, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $0 for the year ended September 30, 1998. Fees incurred under the distribution plan during the year ended September 30, 1998, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $0 for both Class B and Class C shares for the year ended September 30, 1998. Fees incurred under the distribution plan during the year ended September 30, 1998, were 1.00% of average daily net assets attributable to both Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended September 30, 1998, were $7,443, $4, and $0 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, and short-term obligations, aggregated $47,746,949 and $35,640,699, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $68,062,780
                                                                  -----------
Gross unrealized appreciation                                     $23,227,856
Gross unrealized depreciation                                      (2,499,566)
                                                                  -----------
    Net unrealized appreciation                                   $20,728,290
                                                                  ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value. Transactions in Fund shares were as follows:

Class A Shares
                                         YEAR ENDED SEPTEMBER 30, 1998          PERIOD ENDED SEPTEMBER 30, 1997*
                                         -----------------------------         ---------------------------------
                                              SHARES            AMOUNT                  SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                  698,352       $11,794,147                  32,873        $  527,833
Shares issued to shareholders in
  reinvestment of distributions                1,936            29,578                    --                --
Shares reacquired                            (85,357)       (1,465,120)                   (183)           (2,893)
                                            --------       -----------                 -------       -----------
    Net increase                             614,931       $10,358,605                  32,690        $  524,940
                                            ========       ===========                  ======        ==========

Class B Shares
                                         YEAR ENDED SEPTEMBER 30, 1998         PERIOD ENDED SEPTEMBER 30, 1997**
                                         -----------------------------         ---------------------------------
                                              SHARES            AMOUNT                  SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                  165,663       $ 2,804,466                   1,015         $  16,553
Shares issued to shareholders in
  reinvestment of distributions                1,082            16,549                    --                --
Shares reacquired                            (24,732)         (420,648)                   --                --
                                            --------       -----------                 -------       -----------
    Net increase                             142,013       $ 2,400,367                   1,015         $  16,553
                                            ========       ===========                  ======        ==========

 * For the period from the inception of Class A, August 7, 1997, through September 30, 1997.
** For the period from the inception of Class B, August 11, 1997, through September 30, 1997.

Class C Shares
                                         YEAR ENDED SEPTEMBER 30, 1998         PERIOD ENDED SEPTEMBER 30, 1997**
                                         -----------------------------         ---------------------------------
                                              SHARES            AMOUNT                  SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                   62,469       $ 1,057,574                     234          $  3,869
Shares issued to shareholders in
  reinvestment of distributions                2,610            39,906                    --                --
Shares reacquired                             (1,814)          (30,327)                   --                --
                                            --------       -----------                 -------       -----------
    Net increase                              63,265       $ 1,067,153                     234          $  3,869
                                            ========       ===========                  ======        ==========

Class I Shares
                                         YEAR ENDED SEPTEMBER 30, 1998           PERIOD ENDED SEPTEMBER 30, 1997
                                         -----------------------------         ---------------------------------
                                              SHARES            AMOUNT                  SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                   76,932       $ 1,256,551                 271,272      $  4,159,884
Shares issued to shareholders in
  reinvestment of distributions              428,071         6,553,768                 420,378         5,747,146
Shares reacquired                           (170,955)       (2,919,996)                (79,961)       (1,132,439)
                                            --------       -----------                 -------       -----------
    Net increase                             334,048       $ 4,890,323                 611,689       $ 8,774,591
                                            ========       ===========                  ======        ==========

** For the period from the inception of Class C, August 11, 1997, through September 30, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended September 30, 1998, was $672.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust XI (formerly MFS Union Standard Trust) and Shareholders of MFS Union Standard Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Union Standard Equity Fund (one of the series constituting MFS Series Trust XI) as of September 30, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years ended September 30, 1998 and 1997, and the financial highlights for each of the years in the five-year period ended September 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at September 30, 1998 by correspondence with custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Union Standard Equity Fund at September 30, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 6, 1998

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 1999, SHAREHOLDERS WILL BE MAILED A FORM 1099 REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1998.

   THE FUND HAS DESIGNATED $5,464,790 AS A CAPITAL GAIN DIVIDEND.

   FOR THE YEAR ENDED SEPTEMBER 30, 1998, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS CAME TO 98.4%.

MFS(R) UNION STANDARD(R) EQUITY FUND

TRUSTEES                                         INVESTOR INFORMATION
Jeffrey L. Shames*                               For MFS stock and bond market outlooks,
Chairman, Chief Executive Officer, and           call toll free: 1-800-637-4458 anytime from
Director, MFS Investment Management              a touch-tone telephone.

Nelson J. Darling, Jr.                           For information on MFS mutual funds, call your
Professional Trustee                             financial adviser or, for an information kit, call
                                                 toll free: 1-800-637-2929 any business day from 9
William R. Gutow                                 a.m. to 5 p.m. Eastern time (or leave a message
Private Investor;                                anytime).
Vice President, Capitol Entertainment
Management Company; Real Estate Consultant       INVESTOR SERVICE
                                                 MFS Service Center, Inc.
INVESTMENT ADVISER                               P.O. Box 2281
Massachusetts Financial Services Company         Boston, MA 02107-9906
500 Boylston Street
Boston, MA 02116-3741                            For general information, call toll free:
                                                 1-800-225-2606 any business day from
DISTRIBUTOR                                      8 a.m. to 8 p.m. Eastern time.
MFS Fund Distributors, Inc.
500 Boylston Street                              For service to speech- or hearing-impaired, call
Boston, MA 02116-3741                            toll free: 1-800-637-6576 any business day from 9
                                                 a.m. to 5 p.m. Eastern time. (To use this service,
PORTFOLIO MANAGER                                your phone must be equipped with a
Mitchell D. Dynan*                               Telecommunications Device for the Deaf.)

CHAIRMAN AND PRESIDENT                           For share prices, account balances, and exchanges,
Jeffrey L. Shames*                               call toll free: 1-800-MFS-TALK (1-800-637-8255)
                                                 anytime from a touch-tone telephone.
TREASURER
W. Thomas London*                                WORLD WIDE WEB
                                                 www.mfs.com
ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

CUSTODIAN
State Street Bank and Trust Company

AUDITORS
Deloitte & Touche LLP


*Affiliated with the Investment Adviser

                                                                ----------------
MFS(R) UNION STANDARD(R) EQUITY FUND                               Bulk Rate
                                                                  U.S. Postage
[Logo]M F S(R)                                                        Paid
INVESTMENT MANAGEMENT                                                  MFS
  We invented the mutual fund(R)                                ----------------


500 Boylston Street
Boston, MA 02116-3741










(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                  (UNION LOGO)        USE-2 11/98 5M 84/284/884